GOLDMAN SACHS VARIABLE
INSURANCE TRUST

Institutional and Service Shares of
Goldman Sachs Growth and Income Fund (the “Fund”)

Supplement dated April 28, 2010 to the
Prospectuses dated April 30, 2009 (the “Prospectuses”)

Effective April 28, 2010, the “Service Providers—Fund Managers” section of the Prospectuses is replaced in its entirety with the following:

     FUND MANAGERS

Value Investment Team

■	Stable investment team that on average has two decades of industry experience
■	The team is organized by industry in order to deliver depth and breadth of research expertise
■	Portfolio decision makers are actively conducting the research, which brings intensity and focus to the Value Investment Team process

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History
Eileen Rominger Managing Director Global Chief Investor Officer, Goldman Sachs Asset Management	Portfolio Manager— Growth and Income	Since 1999	Ms. Rominger joined the Investment Adviser as a portfolio manager and Chief Investment Officer of the Value team in August 1999. Ms. Rominger became Global Head of Fundamental Equity in 2007 and Co-Chief Investment Officer of Global Equity in 2008. In 2009, Ms. Rominger was named Global Chief Investment Officer of Goldman Sachs Asset Management. From 1981 to 1999, she worked at Oppenheimer Capital most recently as a senior portfolio manager.

Andrew Braun Managing Director Co-Chief Investment Officer, Value Equity	Portfolio Manager— Growth and Income	Since 2001	Mr. Braun joined the Investment Adviser as a mutual fund product development analyst in July 1993. From January 1997 to April 2001, he was a research analyst on the Value team and he became a portfolio manager in May 2001.

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History
Sean Gallagher Managing Director Co-Chief Investment Officer, Value Equity	Portfolio Manager— Growth and Income	Since 2001	Mr. Gallagher joined the Investment Adviser as a research analyst in May 2000. He became a portfolio manager in December 2001. From October 1993 to May 2000, he was a research analyst at Merrill Lynch Asset Management.

Dolores Bamford, CFA Managing Director	Portfolio Manager— Growth and Income	Since 2002	Ms. Bamford joined the Investment Adviser as a portfolio manager for the Value team in April 2002. Prior to that, she was a portfolio manager at Putnam Investments for various products since 1991.

Scott Carroll, CFA Managing Director	Portfolio Manager— Growth and Income	Since 2002	Mr. Carroll joined the Investment Adviser as a portfolio manager for the Value team in May 2002. From 1996 to 2002, he worked at Van Kampen Funds where he had portfolio management and analyst responsibilities for Growth and Income and Equity Income funds.

J. Kelly Flynn Vice President	Portfolio Manager— Growth and Income	Since 2009	Mr. Flynn joined the Investment Adviser as a portfolio manager for the Value team in 2002. Prior to joining the team, Mr. Flynn spent three years at Lazard Asset Management as a Portfolio Manager for Small Cap/Mid Cap Value Products.

Charles “Brook” Dane, CFA Vice President	Portfolio Manager— Growth and Income	Since 2010	Mr. Dane joined the Investment Adviser in 2010 as a portfolio manager for the Value Team. Prior to joining the Investment Adviser, Mr. Dane spent 13 years at Putnam Investments as a research analyst and more recently as a portfolio manager.

Andrew Braun and Sean Gallagher serve as Co-Chief Investment Officers of the Value Investment Team. The other portfolio managers serve as primary research analysts for particular industries. While the entire team debates investment ideas and overall portfolio structure, the final buy/sell decision for a particular security resides primarily with the portfolio manager responsible for that particularly industry. As Co-Chief Investment Officers of the team, Mr. Braun and Mr. Gallagher are ultimately responsible for the composition of the Fund’s portfolio structure at both the stock and industry level.

For information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund, see the SAI.

This Supplement should be retained with the Prospectus for future reference.

VITGIFMSTK 4-10